UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☒	Soliciting Material Pursuant to Sec.240.14a-11(c) or Sec.240.14a-12.

Navistar International Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Navistar Drive Lisle Illinois	60532
(Address of Principal Executive Offices)	(Zip Code)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following is a transcript of a video message from Persio Lisboa, Chief Executive Officer of Navistar International Corporation (“Navistar”), which was made available to Navistar employees on November 7, 2020.

CEO Video Script

Hello, everyone. I hope you are all enjoying your weekend.

I wouldn’t typically be reaching out on a weekend, but today I want you to hear first from me some exciting news.

We have entered into a definitive agreement to be acquired by TRATON, one of the world’s largest commercial vehicle manufacturers.

The Navistar Board of Directors reviewed a range of strategic opportunities for the company, and they determined this transaction was in the best interest of the company and of our stockholders.

I want to provide a little more color on what this means for our company and our Navistar team.

This combination is the logical next step in our relationship with TRATON. Our existing strategic alliance has been extremely successful, and TRATON has been highly supportive of our Navistar 4.0 strategy.

Looking forward, we offer TRATON a powerful presence in the North American truck and bus market.

This complements TRATON’s well-established presence in Europe and South America … and establishes the combined company as a global leader.

Together, we will create a global champion in commercial vehicles. In fact, we believe it will be the world’s second-largest company in our industry.

The combined company will not only have enhanced scale. It will also have a strong portfolio of best-in-class brands, and it will be a clear leader in delivering cutting-edge products, technologies, and services.

The combination will create new opportunities for our customers, dealers and suppliers. It will provide us with access to world-leading advances in powertrain development, safety and other emerging technologies … and it will strengthen our ability to drive future investments.

It will also lead to greater opportunities for you – our Navistar team. You are an important part of why TRATON was interested in pursuing this transaction.

This combination is all about growth. TRATON is investing in us to grow.

The long-term vision is very exciting. So, what comes next?

Our plan is to close the transaction in mid-2021. In the first calendar quarter, we will go through shareholder approval and after that through anti-trust regulatory approvals.

Until that time, we all need to remain focused on Navistar 4.0. Our Navistar 4.0 strategy is very solid and is the path that will take us into a great future.

Let’s keep up the momentum, stay focused and have a lot of fun along the way.

Thank you again and have a great weekend!

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Navistar by TRATON SE (“TRATON”).  In connection with the proposed acquisition, Navistar intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A.  INVESTORS AND STOCKHOLDERS OF NAVISTAR ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING NAVISTAR’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION.  Investors and stockholders of Navistar will be able to obtain the proxy statement and other documents filed with the SEC (when available) free of charge at the SEC’s web site, http://www.sec.gov.  The proxy statement is not currently available.

Participants in the Solicitation

Navistar, TRATON and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Navistar’s stockholders in respect of the proposed acquisition.  Information about the directors and executive officers of Navistar is set forth in the proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on January 6, 2020, and in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2019, which was filed with the SEC on December 17, 2019.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Forward-Looking Statements

Certain statements in this communication, that are not purely historical, may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995, each as amended.  Forward-looking statements provide current expectations of future events and include any statement that does not directly relate to any historical or current fact.  Words such as “anticipates,” “believes,” “expects,” “intends,” “plans,” “projects,” or other similar expressions may identify such forward-looking statements.

Actual results may differ materially from those discussed in forward-looking statements as a result of factors, risks and uncertainties over which Navistar has no control.  These factors, risks and uncertainties include, but are not limited to, the following: (i) conditions to the completion of the proposed acquisition, including stockholder approval of the proposed acquisition, may not be satisfied or the regulatory approvals required for the proposed acquisition may not be obtained on the terms expected or on the anticipated schedule; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement between the parties to the proposed acquisition; (iii) the effect of the announcement or pendency of the proposed acquisition on Navistar’s business relationships, operating results, and business generally; (iv) risks that the proposed acquisition disrupts Navistar’s current plans and operations and potential difficulties in Navistar’s employee retention as a result of the proposed acquisition; (v) risks related to diverting management’s attention from our ongoing business operations; (vi) potential litigation that may be instituted against Navistar or its directors or officers related to the proposed acquisition or the merger agreement between the parties to the proposed acquisition; (vii) the amount of the costs, fees, expenses and other charges related to the proposed acquisition; and (viii) such other factors as are set forth in Navistar’s periodic public filings with the SEC, including but not limited to those described under the headings “Risk Factors” and “Forward Looking Statements” in its Form 10-K for the fiscal year ended October 31, 2019, its quarterly report on Form 10-Q for the period ended April 30, 2020, and in its other filings made with the SEC from time to time, which are available via the SEC’s website at www.sec.gov.

Forward-looking statements reflect the views and assumptions of management as of the date of this communication with respect to future events.  Navistar does not undertake, and hereby disclaims, any obligation, unless required to do so by applicable securities laws, to update any forward-looking statements as a result of new information, future events or other factors.  The inclusion of any statement in this communication does not constitute an admission by Navistar or any other person that the events or circumstances described in such statement are material.